Exhibit 32.2

CERTIFICATION

OF

PERIODIC REPORT

I, Hunter Cohen, Chief Financial Officer of Diligent Board Member Services, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)           the  Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2009

/s/ Hunter Cohen Hunter Cohen, Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to Diligent Board Member Services, Inc. and will be retained by Diligent Board Member Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]